GE CAPITAL EQUIPMENT LOAN TRUST 1997-A              SERVICER CERTIFICATE FOR NOVEMBER 1998            EXHIBIT 99.2

$304,203,000          Class A 6.85% Asset Backed Notes
$ 26,452,783          Class B Fixed Rate Asset Backed Notes

Transfer (Payment) Date                                                                                                    21-Dec-98
Collection Period Begin Date                                                                                               01-Nov-98
Collection Period End Date                                                                                                 30-Nov-98
Days in accrual period (30/360)                                                                                                   30
Month(s) in Revolving Period                                                                                                      19

PART I -- MONTHLY DATA INPUT

Deposits to Collection Account                                                                                         $9,845,929.63
     Collections Allocable to Principal Funding Account                                                                $7,609,327.19
     Collections Allocable to Interest Payment Account                                                                 $2,236,602.44

Miscellaneous Data
     Initial Pool Balance                                                                                            $330,655,783.00
     Current Pool Balance (including addition of Subsequent Receivables)                                             $330,655,783.00
     Subsequent Receivables Purchased                                                                                  $5,226,553.01
     Current APR of Pool                                                                                                       8.13%
     Remaining Residual Amount                                                                                         $1,435,488.18
     Obligor Over-Concentration Amount                                                                                         $0.00
     Cumulative Net Losses                                                                                               $115,169.91
     Deliquencies - 60 to 90 Days                                                                                              $0.00
     Deliquencies - Over 90 Days                                                                                         $673,237.80
     Realized Losses (Current Period)                                                                                          $0.00
     Recoveries                                                                                                            $1,543.54
     Acquired Receivables - Transferor (Current Period)                                                                        $0.00
     Acquired Receivables - Servicer (Current Period)                                                                          $0.00
     Investment Earnings
          Collection Account                                                                                              $36,543.40
          Principal Funding Account                                                                                          $269.52
          Reserve Account                                                                                                 $18,006.19
     Total Investment Earnings                                                                                            $54,819.11
------------------------------------------------------------------------------------------------------------------------------------
Part II -- Summary

Total Principal Balance of Notes (Beginning of Period)                                                               $330,655,783.00
          Class A Note Beginning Principal Balance                                                                   $304,203,000.00
          Class B Note Beginning Principal Balance                                                                    $26,452,783.00

Total Principal Balance of Notes (End of Period)                                                                     $330,655,783.00
          Class A Note Principal Balance (End of Period)                                                             $304,203,000.00
                    Class A Note Pool Factor (End of Period)                                                               1.0000000
          Class B Note Principal Balance (End of Period)                                                              $26,452,783.00
                    Class B Note Pool Factor (End of Period)                                                               1.0000000

Collection Account Deposit
          Total Collections and Investment Income for the Period                                                       $9,900,748.74

Administration Fee Accrued during this Period                                                                                $500.00

Principal Funding Account (PFA)                                                                                        $7,715,145.65
          Class A Noteholders' Principal Distributable Amount                                                                  $0.00
          Class B Noteholders' Principal Distributable Amount                                                                  $0.00

Interest Payment Account (IPA)                                                                                         $1,887,493.43
          Noteholders' Class A Interest Distributable Amount                                                           $1,736,492.13
          Noteholders' Class B Interest Distributable Amount                                                             $151,001.30

Servicing Fees Accrued during this Period                                                                                $137,773.24

Reserve Account
          Beginning Reserve Account Balance                                                                            $4,742,046.01
          Distribution from Reserve Account for Shortfalls                                                                     $0.00
          Deposits to Reserve Account from PFA/IPA                                                                             $0.00

          Ending Reserve Account Balance                                                                               $4,742,046.01
====================================================================================================================================
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
GE CAPITAL EQUIPMENT LOAN TRUST 1997-A              SERVICER CERTIFICATE FOR NOVEMBER 1998            EXHIBIT 99.2

PART III -- SERVICING CALCULATIONS

          Initial Pool Balance                                                                                       $330,655,783.00
          Pool Balance (Beginning of Collection Period)                                                              $330,655,783.00
          Pool Balance (End of Collection Period)                                                                    $330,655,783.00

          Total Collections                                                                                            $9,900,748.74
               Collections Allocable to Principal Funding Account                                                      $7,609,327.19
               Collections Allocable to Interest Payment Account                                                       $2,236,602.44
          Prior Principal Funding Account Balance                                                                        $105,818.46
          Recoveries                                                                                                       $1,543.54
          Investment Income for the Period                                                                                $54,819.11

          Principal Funding Account (PFA)                                                                              $7,715,145.65
          Interest Payment Account (IPA)                                                                               $2,292,965.09

          Principal Distributable Amount                                                                               $7,715,145.65

          1.  Trigger Tests

          (a)  Are cumulative net losses >=3.00% of the Original Pool Balance?                                         NO
          (b)  Has the Reserve Account been below the Specified Reserve Account Balance for 3 consecutive months?      NO
          (c)  Has the avg of the Trust Yields been less than the avg of the Base Rates for 3 consecutive months?      NO
          (d)  Has the Pool Balance been less than the Note Balance for 3 consecutive months?                          NO
                    Has an Early Amortization Event Occurred?                                                          NO

          2.  Calculation of Distributable Amounts

          Class A Note Beginning Principal Balance                                                                   $304,203,000.00
          Class A Noteholders' Principal Carryover Shortfall (Previous Period)                                                 $0.00
          Class A Noteholders' Share of the Principal Distribution Amount                                                      0.00%
          Class A Noteholders' Principal Distributable Amount                                                                  $0.00

          Class B Note Beginning Principal Balance                                                                    $26,452,783.00
          Class B Noteholders' Principal Carryover Shortfall (Previous Period)                                                 $0.00
          Class B Noteholders' Share of the Principal Distribution Amount                                                      0.00%
          Class B Noteholders' Principal Distributable Amount                                                                  $0.00

          Interest Accrued on Class A Notes this period           6.85%                                                $1,736,492.13
          Noteholders' Class A Interest Carryover Shortfall (Previous Period)                                                  $0.00
          Interest Due (in Arrears) on above Shortfall                                                                         $0.00
          Noteholders' Class A Interest Distributable Amount                                                           $1,736,492.13

          Interest Accrued on Class B Notes this period           6.85%                                                  $151,001.30
          Noteholders' Class B Interest Carryover Shortfall (Previous Period)                                                  $0.00
          Interest Due (in Arrears) on above Shortfall                                                                         $0.00
          Noteholders' Class B Interest Distributable Amount                                                             $151,001.30

          3.  Allocations from Collection Account

          Interest Payment Account (IPA)                                                                               $2,292,965.09

               Servicing Fee Shortfall (Previous Period)                                                                       $0.00
               Servicing Fees Accrued during this Period                                  0.50%                          $137,773.24
               Servicing Fees Paid this Period from IPA                                                                  $137,773.24
               Preliminary Servicing Fee Shortfall (Current Period)                                                            $0.00
               Withdrawal from Reserve Account to Cover Shortfall                                                              $0.00
               Servicing Fee Shortfall (Current Period)                                                                        $0.00

          Remaining Interest Payment Account (IPA)                                                                     $2,155,191.85

               Administration Fee Shortfall (Previous Period)                                                                  $0.00
               Administration Fee Accrued during this Period                           $500/mon                              $500.00
               Administration Fee Paid this Period from IPA                                                                  $500.00
               Preliminary Administration Fee Shortfall (Current Period)                                                       $0.00
               Withdrawal from Reserve Account to Cover Shortfall                                                              $0.00
               Administration Fee Shortfall (Current Period)                                                                   $0.00

          Remaining Interest Payment Account (IPA)                                                                     $2,154,691.85
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
GE CAPITAL EQUIPMENT LOAN TRUST 1997-A              SERVICER CERTIFICATE FOR NOVEMBER 1998            EXHIBIT 99.2

               Noteholders' Class A Interest Carryover Shortfall (Previous Period)                                             $0.00
               Interest Due (in Arrears) on above Shortfall                                                                    $0.00
               Interest Accrued on Class A Notes this period                                                           $1,736,492.13
               Noteholders' Class A Interest Distributable Amount from IPA                                             $1,736,492.13
               Preliminary Noteholders' Class A Interest Carryover Shortfall (Current Period)                                  $0.00
               Withdrawal from Reserve Account to Cover Shortfall                                                              $0.00
               Noteholders' Class A Interest Carryover Shortfall (Current Period)                                              $0.00

          Remaining Interest Payment Account (IPA)                                                                       $418,199.72

               Deposit to Reserve Account (from IPA)                                                                           $0.00

          Remaining Interest Payment Account (IPA)                                                                       $418,199.72

               Deposit to Principal Funding Account (from IPA)                                                                 $0.00
               Receipt from Reserve Account for shortfall                                                                      $0.00
          Remaining Interest Payment Account (IPA)                                                                       $418,199.72

               Noteholders' Class B Interest Carryover Shortfall (Previous Period)                                             $0.00
               Interest Due (in Arrears) on above Shortfall                                                                    $0.00
               Interest Accrued on Class B Notes this period                                                             $151,001.30
               Noteholders' Class B Interest Distributable Amount from IPA                                               $151,001.30
               Noteholders' Class B Interest Carryover Shortfall (Current Period)                                              $0.00

          Remaining Interest Payment Account (IPA)(to the Transferor)                                                    $267,198.42

          Principal Funding Account (PFA)(including addition, if any, from IPA)                                        $7,715,145.65

               Class A Noteholders' Principal Carryover Shortfall (Previous Period)                                            $0.00
               Class A Noteholders' Monthly Principal Distributable Amount                                                     $0.00
               Class A Noteholders' Principal Distributable Amount Paid from PFA                                               $0.00
               Preliminary Class A Noteholders' Principal Carryover Shortfall (Current Period)                                 $0.00
               Withdrawal from Reserve Account to Cover Shortfall                                                              $0.00
               Class A Noteholders' Principal Carryover Shortfall (Current Period)                                             $0.00

          Remaining Principal Funding Account (PFA)                                                                    $7,715,145.65

               Deposit to Reserve Account (from PFA)                                                                           $0.00

          Remaining Principal Funding Account (PFA)                                                                    $7,715,145.65

               Class B Noteholders' Principal Carryover Shortfall (Previous Period)                                            $0.00
               Class B Noteholders' Monthly Principal Distributable Amount                                                     $0.00
               Class B Noteholders' Principal Distributable Amount Paid from PFA                                               $0.00
               Class B Noteholders' Principal Carryover Shortfall (Current Period)                                             $0.00

          Remaining Principal Funding Account                                                                          $7,715,145.65
          Amount to Transferor to purchase Subsequent Receivables                                                      $5,226,553.01
                                                                                                                       -------------
          Ending Principal Funding Account Balance                                                                     $2,488,592.64

          4.  Distributions from Reserve Account

          Beginning Reserve Account Balance                                                                            $4,742,046.01

          Distribution from Reserve Account                                                                                    $0.00
               Withdrawal from Reserve Account to Cover Servicing Fee Shortfall                                                $0.00
               Withdrawal from Reserve Account to Cover Administration Fee Shortfall                                           $0.00
               Preliminary Noteholders' Class A Interest Carryover Shortfall (Current Period)                                  $0.00

          Preliminary Reserve Account Balance                                                                          $4,742,046.01

               Deposit to Reserve Account (from IPA)                                                                           $0.00

          Preliminary Reserve Account Balance                                                                          $4,742,046.01

          Distribution from Reserve Account                                                                                    $0.00
               Class A Noteholders' Principal Carryover Shortfall (Current Period)                                             $0.00
               Transfer to PFA for Realized Losses                                                                             $0.00
          Preliminary Reserve Account Balance                                                                          $4,742,046.01
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
GE CAPITAL EQUIPMENT LOAN TRUST 1997-A              SERVICER CERTIFICATE FOR NOVEMBER 1998            EXHIBIT 99.2

               Deposit to Reserve Account (from PFA)                                                                           $0.00

          Preliminary Reserve Account Balance                                                                          $4,742,046.01

          Specified Reserve Account Balance                                                                            $4,742,046.01
          Lessor of:
          (a)  1.00% of Original Pool Balance at end of Collection Period plus additions; and          1.00%           $4,742,046.01
          (b)  Class A Principal Balance (End of Period)                                                             $304,203,000.00

          Is the Reserve Account greater than or equal to the Specified Reserve Account Balance?                      YES

          Excess Amount in Reserve Account released to Transferor                                                              $0.00

          Ending Reserve Account Balance                                                                               $4,742,046.01

          5.  Trigger Calculations

          How many months has the Reserve Account been less than the Specified Reserve Account, if any?                 0
          Has the avg of the Trust Yields been less than the avg of the Base Rates over 3 consecutive months?          NO
          How many months has the Pool Balance been less than the Note Balance, if any?                                 0

          6.  Ending Balances
               Noteholders' Class A Interest Carryover Shortfall (Current Period)                                              $0.00
               Noteholders' Class B Interest Carryover Shortfall (Current Period)                                              $0.00
               Class A Noteholders' Principal Carryover Shortfall (Current Period)                                             $0.00
               Class B Noteholders' Principal Carryover Shortfall (Current Period)                                             $0.00

               Class A Note Principal Balance (End of Period)                                                        $304,203,000.00
               Class B Note Principal Balance (End of Period)                                                         $26,452,783.00
               Total Principal Balance of Notes (End of Period)                                                      $330,655,783.00

               Class A Note Pool Factor (End of Period)                         $304,203,000.00                            1.0000000
               Class B Note Pool Factor (End of Period)                          $26,452,783.00                            1.0000000
               Total Notes (End of Period)                                                                                 1.0000000

               Class A Notes Principal Balance at close of Revolving Period                                                    0.00
               Principal Pool Balance at close of Revolving Period                                                             0.00
               Class A Noteholders Percentage at the close of the Revolving Period                                            0.00%

               Servicer's Yield                                                                                            21,963.01
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